LORD ABBETT MID CAP VALUE FUND

Supplement dated February 2, 2009 to the

Prospectus dated May 1, 2008

(Class A, B, C, F, I, P, R2, and R3 Shares)

Effective February 17, 2009, the following replaces the subsection titled “The Fund – Management – Investment Managers” in the Prospectus:

Portfolio Managers.  The Fund is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.  The Statement of Additional Information contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

The investment management team is headed by Robert P. Fetch, Partner and Director.  Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett’s micro cap, small cap, small-mid cap and multi cap value investment strategies.  Mr. Fetch has been a portfolio manager for the Fund since 2009.  Assisting Mr. Fetch is Jeff Diamond, Portfolio Manager, who joined Lord Abbett in 2007 and has been a portfolio manager of the Fund since 2008.  Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006).  Messrs. Fetch and Diamond are jointly and primarily responsible for the day-to-day management of the Fund.

Effective February 2, 2009, the following replaces “Your Investment – Sales Charges – Reducing Your Class A Front-End Sales Charge – Letter of Intention” in the Prospectus (for all classes except Class I shares):

•                  Letter of Intention – In order to reduce your Class A front-end sales charge, a Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over the next 13 months in determining the applicable sales charge.  The 13-month Letter of Intention period commences on the day that the Letter of Intention is received by the Fund, and the Purchaser must tell the Fund that later purchases are subject to the Letter of Intention.  Purchases submitted prior to the date the Letter of Intention is received by the Fund are not counted toward the sales charge reduction.  Current holdings under Rights of Accumulation may be included in a Letter of Intention in order to reduce the sales charge for purchases during the 13-month period covered by the Letter of Intention.  Shares purchased through reinvestment of dividends or distributions are not included.  Class F, R2, and R3 share holdings may not be combined for these purposes.